                                                                      EXHIBIT 99



Term Sheets

CMBS NEW ISSUE TERM SHEET -- REVISED

THIS REVISED CMBS NEW ISSUE TERM SHEET SUPERSEDES IN ITS ENTIRETY THE CMBS NEW ISSUE TERM SHEET DATED APRIL 2002. WE ENCOURAGE POTENTIAL INVESTORS TO NOTE CERTAIN CHANGES TO THE SECTION LABELED "TEN LARGEST MORTGAGE LOANS", AND, IN PARTICULAR, CHANGES ON PAGES 20 AND 21.

$983,787,560 (APPROXIMATE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2002-PB2
OFFERED CLASSES A-1, A-2, A-3, A-4, A-4F, B, C, D, E AND F
CERTIFICATES

BANK OF AMERICA, N.A. AND
PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
MORTGAGE LOAN SELLERS

BANK OF AMERICA, N.A.
MASTER SERVICER

LENNAR PARTNERS, INC.
SPECIAL SERVICER

MAY 2002

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA SECURITIES LLC                               MERRILL LYNCH & CO.

                                    JPMORGAN

                               TABLE OF CONTENTS

Transaction Structure
      Structure Overview....................................    3
      Structure Schematic...................................    4
      Transaction Terms.....................................    5
      Contact Information...................................    8

Mortgage Pool Characteristics
      General Characteristics...............................    9
      Property Types........................................   10
      Property Location.....................................   11
      Cut-off Date Balance..................................   12
      Mortgage Rates........................................   13
      Underwriting Debt Service Coverage Ratio..............   13
      Cut-off Date Loan-to-Value Ratio......................   14
      Maturity Date Loan-to-Value Ratio.....................   14
      Original Term to Maturity.............................   15
      Remaining Term to Maturity............................   15
      Original Amortization Term............................   16
      Remaining Stated Amortization Terms...................   16
      Seasoning.............................................   17
      Year of Maturity or ARD...............................   17
      Prepayment Provisions Summary.........................   18
      Prepayment Provisions Based on Outstanding Principal
       Balance..............................................   18

Ten Largest Mortgage Loans..................................   19
      Regency Square Mall...................................   20
      Town Center East......................................   22
      MICC Adler Portfolio..................................   24
      New Potomac Portfolio.................................   26
      200 Docks Corner Road.................................   28
      84 William Street.....................................   30
      Williamsburg Outlet Center............................   32
      880 Troy Corporate Center.............................   34
      The Plaza at Citrus Park..............................   36
      840 Troy Corporate Center.............................   38

Additional Mortgage Loan Information........................   41

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

            EXPECTED                             APPROX.
            RATINGS                                 % OF   APPROX.        WEIGHTED   PRINCIPAL         ASSUMED
         --------------    CERTIFICATE           INITIAL    CREDIT         AVERAGE    WINDOW            FINAL
CLASS    S&P    MOODY'S     BALANCE(1)   POOL BALANCE(1)   SUPPORT   LIFE (YRS)(2)   (MOS)(2)    DISTRIBUTION DATE(2)     RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------------
A-1      AAA     Aaa      $ 63,228,491         5.62%        22.50%       2.50          1   48      05/11/2006                 Fixed
-----------------------------------------------------------------------------------------------------------------------------------
A-2      AAA     Aaa      $172,175,646        15.31%        22.50%       5.75         48   91      12/11/2009                 Fixed
-----------------------------------------------------------------------------------------------------------------------------------
A-3      AAA     Aaa      $ 90,950,559         8.09%        22.50%       8.44         91  109      06/11/2011                 Fixed
-----------------------------------------------------------------------------------------------------------------------------------
A-4      AAA     Aaa      $545,000,000        48.47%        22.50%       9.44        109  116      01/11/2012                 Fixed
-----------------------------------------------------------------------------------------------------------------------------------
A-4F     AAA     Aaa      $        TBD             %        22.50%       9.44        109  116      01/11/2012           Floating(3)
-----------------------------------------------------------------------------------------------------------------------------------
B         AA     Aa2      $ 50,594,789         4.50%        18.00%       9.63        116  116      01/11/2012                 Fixed
-----------------------------------------------------------------------------------------------------------------------------------
C        AA-     Aa3      $ 16,864,930         1.50%        16.50%       9.63        116  116      01/11/2012                 Fixed
-----------------------------------------------------------------------------------------------------------------------------------
D         A+     A1       $ 14,054,108         1.25%        15.25%       9.63        116  116      01/11/2012                 Fixed
-----------------------------------------------------------------------------------------------------------------------------------
E         A      A2       $ 19,675,751         1.75%        13.50%       9.63        116  116      01/11/2012                 Fixed
-----------------------------------------------------------------------------------------------------------------------------------
F         A-     A3       $ 11,243,286         1.00%        12.50%       9.63        116  116      01/11/2012                 Fixed
-----------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

           EXPECTED                              APPROX.
           RATINGS                                  % OF   APPROX.       WEIGHTED    PRINCIPAL         ASSUMED
        --------------     CERTIFICATE           INITIAL    CREDIT        AVERAGE      WINDOW           FINAL
CLASS   S&P    MOODY'S      BALANCE(1)   POOL BALANCE(1)   SUPPORT  LIFE (YRS)(2)     (MOS)(2)   DISTRIBUTION DATE(2)     RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------------
G       BBB+   Baa1     $   14,054,108        1.25%         11.25%  (Not Offered)  (Not Offered)  (Not Offered)            Fixed(4)
-----------------------------------------------------------------------------------------------------------------------------------
H       BBB    Baa2     $   16,864,930        1.50%          9.75%  (Not Offered)  (Not Offered)  (Not Offered)            Fixed(4)
-----------------------------------------------------------------------------------------------------------------------------------
J       BBB-   Baa3     $   14,054,108        1.25%          8.50%  (Not Offered)  (Not Offered)  (Not Offered)              WAC(5)
-----------------------------------------------------------------------------------------------------------------------------------
K       BB+     Ba1     $   16,864,930        1.50%          7.00%  (Not Offered)  (Not Offered)  (Not Offered)               Fixed
-----------------------------------------------------------------------------------------------------------------------------------
L        BB     Ba2     $   19,675,751        1.75%          5.25%  (Not Offered)  (Not Offered)  (Not Offered)               Fixed
-----------------------------------------------------------------------------------------------------------------------------------
M       BB-     Ba3     $    8,432,465        0.75%          4.50%  (Not Offered)  (Not Offered)  (Not Offered)               Fixed
-----------------------------------------------------------------------------------------------------------------------------------
N        B+     NR      $   13,276,452        1.18%          3.32%  (Not Offered)  (Not Offered)  (Not Offered)               Fixed
-----------------------------------------------------------------------------------------------------------------------------------
O        B      NR      $    7,234,924        0.64%          2.68%  (Not Offered)  (Not Offered)  (Not Offered)               Fixed
-----------------------------------------------------------------------------------------------------------------------------------
P        B-     NR      $    4,823,283        0.43%          2.25%  (Not Offered)  (Not Offered)  (Not Offered)               Fixed
-----------------------------------------------------------------------------------------------------------------------------------
Q        NR     NR      $   25,260,130        2.25%          0.00%  (Not Offered)  (Not Offered)  (Not Offered)               Fixed
-----------------------------------------------------------------------------------------------------------------------------------
XP      AAA     Aaa     $  810,221,499(6)       N/A           N/A   (Not Offered)       N/A       (Not Offered)       Variable Rate
-----------------------------------------------------------------------------------------------------------------------------------
XC      AAA     Aaa     $1,124,328,641(6)       N/A           N/A   (Not Offered)       N/A       (Not Offered)       Variable Rate
-----------------------------------------------------------------------------------------------------------------------------------

(1) Subject to a variance of plus or minus 5%.

(2) As of the Cut-off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "Yield and Maturity Considerations -- Yield Considerations" in the preliminary prospectus supplement.

(3) LIBOR for the first Distribution Date will be determined two banking days before the Delivery Date and for each Distribution Date thereafter will be determined as described in the preliminary prospectus supplement under "Description of the Certificates -- Pass-Through Rates". Under certain circumstances described in the preliminary prospectus supplement, the Pass-Through Rate may convert to fixed rate. See "Description of the Swap Contract -- The Swap Contract" in the preliminary prospectus supplement.

(4) The Pass-Through Rates for any Class G or Class H Certificate for any Distribution Date will not exceed the Weighted Average Net Mortgage Rate for such date.

(5) The Pass-Through Rate for any Class J Certificate for any Distribution Date
    will equal the Weighted Average Net Mortgage Rate for such date minus    %
    per annum.

(6) Initial Notional Amount. The Notional Amount for the Class XC and Class XP Certificates will be determined as described in the preliminary prospectus supplement under "Description of Certificates -- Certificate Balances and Notional Amounts".

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC**
--------------------------------------------------------------------------------

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

              Class A-1 Certificates (Offered)             5.62%
              Class A-2 Certificates (Offered)            15.31%
              Class A-3 Certificates (Offered)             8.09%
              Class A-4 Certificates (Offered)            48.47%
              Class B   Certificates (Offered)             4.50%
              Class C   Certificates (Offered)             1.50%
              Class D   Certificates (Offered)             1.25%
              Class E   Certificates (Offered)             1.75%
              Class F   Certificates (Offered)             1.00%
              Class G   Certificates (Offered)             1.25%
              Class H   Certificates (Offered)             1.50%
              Class J   Certificates (Offered)             1.25%
              Class K   Certificates (Offered)             1.50%
              Remaining Non-Offered Certificates           7.00%

 * The Class XP Certificates and Class XC Certificates are depicted as of the Cut-Off Date. The interest rate for the Class XP Certificates will equal the weighted average of the Class XP Strip Rates. The Class XP Strip Rates are based on the interest rates for the following components: (a) from the initial Distribution Date through the Distribution Date in May 2006, components corresponding to the Class A-3 Certificates through the Class K Certificates, (b) from the Distribution Date in June 2006 through the Distribution Date in May 2007, components corresponding to a portion of the Class A-3 Certificates, the Class A-4 Certificates through the Class J Certificates and a portion of the Class K Certificates, (c) from the Distribution Date in June 2007 through the Distribution Date in May 2008, components corresponding to a portion of the Class A-3 Certificates, the Class A-4 Certificates through the Class H Certificates and a portion of the Class J Certificates, and (d) from the Distribution Date in June 2008 through the Distribution Date in May 2009, components corresponding to a portion of the Class A-4 Certificates and a portion of the Class A-4F Certificates, the Class B Certificates through the Class G Certificates and a portion of the Class H Certificates. After the Distribution Date in May 2009, the Class XP Strip Rate will be 0% per annum. The pass-through rate of the Class XC Certificates will equal the weighted average of the XC Strip Rates as further described in the preliminary prospectus supplement.

** Classes are not drawn to scale.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
       NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED APRIL 2002.

ISSUE TYPE             Sequential pay REMIC. Class A-1, A-2, A-3, A-4, A-4F, B,
                       C, D, E and F Certificates (the "Offered Certificates") are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to accredited investors.

CUT-OFF DATE           All Mortgage loan characteristics are based on balances
                       as of the Cut-off Date, May 1, 2002. All percentages presented herein are approximate.

MORTGAGE POOL          The Mortgage Pool consists of 118 Mortgage Loans (the
                       "Mortgage Loans") with an aggregate balance as of the Cut-off Date of $1,124,328,641 (the "Initial Pool
                       Balance"), subject to a variance of plus or minus 5%. The
                       Mortgage Loans are secured by 143 properties (the
                       "Mortgaged Properties") located throughout 31 states.

DEPOSITOR              Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN SELLERS  Bank of America, N.A. and Prudential Mortgage Capital
                       Funding, LLC

                       Twenty-seven of the Mortgage Loans, representing 10.5% of the Initial Pool Balance, were acquired by Bank of America, N.A. from Bridger Commercial Funding LLC.

UNDERWRITERS           - Banc of America Securities LLC is acting as lead
                         manager and bookrunner with respect to all Classes of Certificates.

                       - Merrill Lynch, Pierce, Fenner & Smith is acting as
                         co-lead manager and joint bookrunner with respect to certain Classes of the Offered Certificates.

                       - J.P. Morgan Securities Inc. is acting as a co-manager
                         with respect to the Offered Certificates.

TRUSTEE                Wells Fargo Bank Minnesota, N.A.

MASTER SERVICER        Bank of America, N.A.

SPECIAL SERVICER       Lennar Partners, Inc.

RATING AGENCIES        Standard and Poor's Ratings Services, a division of the
                       McGraw-Hill Companies, Inc., ("S&P") and Moody's
                       Investors Service, Inc. ("Moody's")

DENOMINATIONS          $10,000 minimum for Class A Certificates and $100,000
                       minimum for all other Offered Certificates.

SETTLEMENT DATE        On or about May   , 2002.

SETTLEMENT TERMS       Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE      The 11th day of each month, or if such 11th day is not a
                       business day, the next succeeding business day, commencing with respect to the Offered Certificates in June 2002.

DETERMINATION DATE     For any Distribution Date, the fifth business day prior
                       to the related Distribution Date.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest will be distributed on each Distribution Date in sequential order of class designations with the Class A-1, Class A-2, Class A-3, Class A-4, Class A-4F, Class XC and Class XP Certificates ranking pari passu in entitlement to interest.

PRINCIPAL
  DISTRIBUTIONS        Principal will be distributed on each Distribution Date
                       to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/numerical Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class Q Certificates are reduced to zero, payments of principal to the Class A-1, Class A-2, Class
                       A-3, Class A-4 and Class A-4F Certificates will be made on a pro rata basis.

LOSSES To be applied first to Class Q, then to the next most subordinate Class of Sequential Pay Certificates, etc.

PREPAYMENT PREMIUMS    The manner in which any prepayment premiums received
                       during a particular Collection Period will be allocated to one or more of the classes of Offered Certificates is described in the "Description of the Certificates -- Distributions -- Distributions of
                       Prepayment Premiums" in the prospectus supplement.

ADVANCES Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and other expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so.

APPRAISAL REDUCTIONS   Promptly following the occurrence of: (1) any Mortgage
                       Loan becoming a modified Mortgage Loan; (2) any monthly payment with respect to any Mortgage Loan remaining unpaid for 60 days past the due date for such payment;
                       (3) the passage of 60 days after the Special Servicer receives notice that the mortgagor under such Mortgage
                       Loan is the subject of bankruptcy, insolvency or similar proceedings, which remain undischarged and undismissed;
                       (4) the passage of 60 days after the Special Servicer receives notice that a receiver or similar official is appointed with respect to the related Mortgaged Property;
                       or (5) the related Mortgaged Property is acquired by the Special Servicer on behalf of the trust through foreclosure, acceptance of a deed-in-lien of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan, with respect to any Mortgage Loan, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest on the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal
                       Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised value of the Mortgaged Property.

OPTIONAL TERMINATION   The Master Servicer, the Special Servicer, and certain
                       Certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than or equal to 1% of the Initial Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                       balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING CLASS      The most subordinate Class of Sequential Pay Certificates
                       with outstanding Certificate Balance at least equal to 25% of its initial Certificate Balance (or, if no such Class satisfies such criteria, the Class of Sequential
                       Pay Certificates with the then largest outstanding Class principal balance).

ERISA The Offered Certificates are expected to be ERISA eligible.

SMMEA The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

         BANC OF AMERICA SECURITIES LLC              MERRILL LYNCH & CO.
         Bill Hale                                   John Mulligan
         (704) 388-1597 (Phone)                      (212) 449-3860 (Phone)
         (704) 388-9677 (Fax)                        (212) 738-1491 (Fax)
         Geordie Walker                              Rich Sigg
         (704) 388-1597 (Phone)                      (212) 449-3860 (Phone)
         (704) 388-9677 (Fax)                        (212) 738-1491 (Fax)
         Chuck Mather
         (704) 388-1597 (Phone)
         (704) 388-9677 (Fax)

                             JPMORGAN
                             Dennis Schuh
                             (212) 834-9378 (Phone)
                             (212) 834-6593 (Fax)
                             Brian Baker
                             (212) 834-3813 (Phone)
                             (212) 834-6211 (Fax)
                             Andrew Taylor
                             (212) 834-3813 (Phone)
                             (212) 834-6211 (Fax)
                             Glenn Riis
                             (212) 834-3813 (Phone)
                             (212) 834-6211 (Fax)

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

Number of Mortgage Loans....................................                118
Number of Crossed Loan Pools................................                  1
Number of Mortgaged Properties..............................                143
Aggregate balance of all Mortgage Loans.....................     $1,124,328,641
Number of Mortgage Loans with Balloon Payments(1)...........                107
Aggregate Balance of Mortgage Loans with Balloon
  Payments(1)...............................................      $ 988,963,639
Number of Mortgage Loans with Anticipated Repayment Date....                 11
Aggregate Balance of Mortgage Loans with Anticipated
  Repayment Date............................................      $ 135,365,003
Minimum balance.............................................     $    1,183,293
Maximum balance.............................................     $   82,083,574
Average balance.............................................     $    9,528,209
Maximum balance for a group of cross-collateralized and
  cross-defaulted Mortgage Loans............................     $   17,440,616
Weighted average LTV ratio(2)...............................              72.5%
Maximum LTV Ratio(2)........................................              86.1%
Minimum LTV Ratio(2)........................................              39.9%
Weighted average DCSR.......................................              1.36x
Maximum DSCR................................................              2.20x
Minimum DSCR................................................              1.10x
Weighted average LTV at Maturity or Anticipated Repayment
  Date(3)...................................................              63.6%
Range of Mortgage Loan interest rates.......................      6.500%-8.430%
Weighted average Mortgage Loan interest rate................             7.150%
Range of remaining term to Maturity or Anticipated Repayment
  Date (months)(3)..........................................           48 - 175
Weighted average remaining term to Maturity or Anticipated
  Repayment Date (months)(3)................................                109

(1) Not including Mortgage Loans with Anticipated Repayment Dates.

(2) For purposes of calculating the LTV Ratios (other than LTV Ratios at maturity or ARD) for Mortgage Loan Nos. 55792, 55810, 55817, 55819, 55821 and 55826 (the "LOC Loans"), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

(3) In the case of 11 Mortgage Loans, the related Anticipated Repayment Date.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                  (PIE CHART)

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

                   Multifamily                  31.1%
                   Retail                       27.1%
                   Office                       18.2%
                   Industrial                   13.8%
                   Manufactured Housing          4.1%
                   Land                          4.0%
                   Self Storage                  1.7%

PROPERTY TYPES

                                                                      WEIGHTED                     WEIGHTED                WEIGHTED
                      NUMBER OF        AGGREGATE           % OF        AVERAGE        MIN/MAX       AVERAGE       MIN/MAX   AVERAGE
                      MORTGAGED     CUT-OFF DATE   INITIAL POOL   UNDERWRITING   UNDERWRITING  CUT-OFF DATE  CUT-OFF DATE  MORTGAGE
PROPERTY TYPE(1)      PROPERTIES         BALANCE        BALANCE           DSCR           DSCR  LTV RATIO(2)  LTV RATIO(2)      RATE
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily                  54   $  349,421,057           31.1%      1.30x      1.17x/1.64x          76.6%  48.3%/86.1%    7.196%
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing         10       46,229,854            4.1       1.36x      1.26x/1.44x          72.7%  67.0%/78.6%    7.176%
-----------------------------------------------------------------------------------------------------------------------------------
Retail                       30      304,601,402           27.1       1.50x      1.20x/1.80x          68.2%  51.3%/79.5%    7.181%
-----------------------------------------------------------------------------------------------------------------------------------
  Anchored                   22      239,396,235           21.3       1.47x      1.20x/1.66x          70.1%  61.9%/79.5%    7.033%
-----------------------------------------------------------------------------------------------------------------------------------
  Unanchored                  3       38,057,510            3.4       1.74x      1.37x/1.80x          53.9%  51.3%/71.2%    7.686%
-----------------------------------------------------------------------------------------------------------------------------------
  Shadow Anchored             5       27,147,658            2.4       1.46x      1.25x/1.54x          70.8%  61.0%/79.4%    7.772%
-----------------------------------------------------------------------------------------------------------------------------------
Office                       24      204,367,909           18.2       1.32x      1.10x/2.20x          71.9%  39.9%/76.6%    7.180%
-----------------------------------------------------------------------------------------------------------------------------------
Industrial                   18      155,612,140           13.8       1.32x      1.23x/1.41x          73.4%  52.5%/80.9%    7.109%
-----------------------------------------------------------------------------------------------------------------------------------
Land                          1       45,300,487            4.0       1.15x      1.15x/1.15x          71.4%  71.4%/71.4%    6.500%
-----------------------------------------------------------------------------------------------------------------------------------
Self Storage                  6       18,795,791            1.7       1.43x      1.25x/1.51x          68.4%  66.6%/69.6%    7.302%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED
  AVERAGE                   143   $1,124,328,641          100.0%      1.36X      1.10X/2.20X          72.5%  39.9%/86.1%    7.150%
-----------------------------------------------------------------------------------------------------------------------------------

---------------------

(1) For Mortgage Loans secured by multiple properties, the Cut-off Date Balance is allocated based on an individual property's appraised value as a percentage of the total appraised value of all of the related Mortgaged Properties.

(2) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

* The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                     (MAP)

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

                  OTHER STATES: 27.7% OF INITIAL POOL BALANCE.

PROPERTY LOCATION

                                                                                                          WEIGHTED
                                                                                         WEIGHTED          AVERAGE     WEIGHTED
                               NUMBER OF          AGGREGATE                               AVERAGE     CUT-OFF DATE      AVERAGE
                               MORTGAGED       CUT-OFF DATE       % OF INITIAL       UNDERWRITING              LTV     MORTGAGE
STATES(1)                     PROPERTIES            BALANCE       POOL BALANCE               DSCR         RATIO(3)         RATE
-------------------------------------------------------------------------------------------------------------------------------
California                           17      $  148,089,351            13.2%             1.27x            69.5%          7.100%
-------------------------------------------------------------------------------------------------------------------------------
  Northern(2)                         8          90,142,328             8.0              1.25x            70.1%          7.071%
-------------------------------------------------------------------------------------------------------------------------------
  Southern(2)                         9          57,947,023             5.2              1.31x            68.5%          7.144%
-------------------------------------------------------------------------------------------------------------------------------
Florida                              17         137,474,204            12.2              1.39x            75.2%          6.917%
-------------------------------------------------------------------------------------------------------------------------------
Virginia                              3         115,855,757            10.3              1.69x            59.2%          7.023%
-------------------------------------------------------------------------------------------------------------------------------
Texas                                14          76,733,778             6.8              1.29x            77.3%          7.335%
-------------------------------------------------------------------------------------------------------------------------------
Michigan                              4          68,074,364             6.1              1.26x            74.0%          7.147%
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                            2          64,039,117             5.7              1.33x            73.3%          6.967%
-------------------------------------------------------------------------------------------------------------------------------
New York                              3          57,766,234             5.1              1.40x            73.6%          7.151%
-------------------------------------------------------------------------------------------------------------------------------
Ohio                                  9          55,905,066             5.0              1.33x            72.1%          7.225%
-------------------------------------------------------------------------------------------------------------------------------
Maryland                             10          54,113,543             4.8              1.43x            73.1%          6.995%
-------------------------------------------------------------------------------------------------------------------------------
Georgia                               5          34,524,562             3.1              1.30x            78.8%          7.153%
-------------------------------------------------------------------------------------------------------------------------------
Other                                59         311,752,666            27.7              1.30x            75.1%          7.328%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                       143      $1,124,328,641           100.0%             1.36X            72.5%          7.150%
-------------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans secured by multiple properties, the Cut-off Date Balance is allocated based on an individual property's appraised value as a percentage of the total appraised value of all of the related Mortgaged Properties.

(2) For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

(3) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

- THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 31 STATES.

* The sum of aggregate percentage calculations may not equal 100% due to rounding.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE OF MORTGAGE LOANS

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                   NUMBER OF                AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                    MORTGAGE             CUT-OFF DATE    INITIAL POOL    UNDERWRITING    CUT-OFF DATE    MORTGAGE
RANGE OF CUT-OFF DATE BALANCES         LOANS                  BALANCE         BALANCE            DSCR    LTV RATIO(1)        RATE
---------------------------------------------------------------------------------------------------------------------------------
$1,183,293 - $1,999,999                   11       $   18,221,787             1.6%              1.30x           69.9%      7.398%
---------------------------------------------------------------------------------------------------------------------------------
$2,000,000 - $2,999,999                   16           40,277,907             3.6               1.32x           72.1%      7.313%
---------------------------------------------------------------------------------------------------------------------------------
$3,000,000 - $3,999,999                   16           55,095,521             4.9               1.30x           74.4%      7.252%
---------------------------------------------------------------------------------------------------------------------------------
$4,000,000 - $4,999,999                   12           53,356,585             4.7               1.35x           75.4%      7.181%
---------------------------------------------------------------------------------------------------------------------------------
$5,000,000 - $7,499,999                   17          105,914,830             9.4               1.36x           71.3%      7.221%
---------------------------------------------------------------------------------------------------------------------------------
$7,500,000 - $9,999,999                   14          120,433,026            10.7               1.31x           74.1%      7.249%
---------------------------------------------------------------------------------------------------------------------------------
$10,000,000 - $14,999,999                 13          166,077,247            14.8               1.33x           74.2%      7.249%
---------------------------------------------------------------------------------------------------------------------------------
$15,000,000 - $19,999,999                  8          136,013,718            12.1               1.29x           76.3%      7.396%
---------------------------------------------------------------------------------------------------------------------------------
$20,000,000 - $29,999,999                  3           85,236,340             7.6               1.36x           73.9%      6.936%
---------------------------------------------------------------------------------------------------------------------------------
$30,000,000 - $82,083,574                  8          343,701,681            30.6               1.43x           69.1%      6.947%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                            118       $1,124,328,641           100.0%              1.36X           72.5%      7.150%
---------------------------------------------------------------------------------------------------------------------------------

(1) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

- THE AVERAGE CUT-OFF DATE BALANCE IS $9,528,209.

 * The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE RATES

                                                                                        WEIGHTED        WEIGHTED    WEIGHTED
                                     NUMBER OF         AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                      MORTGAGE      CUT-OFF DATE    INITIAL POOL    UNDERWRITING    CUT-OFF DATE    MORTGAGE
RANGE OF MORTGAGE RATES                  LOANS           BALANCE         BALANCE            DSCR    LTV RATIO(1)        RATE
----------------------------------------------------------------------------------------------------------------------------
6.500% - 6.999%                             21    $  385,580,030        34.3%              1.40x           72.1%      6.827%
----------------------------------------------------------------------------------------------------------------------------
7.000% - 7.249%                             35       363,553,766        32.3               1.33x           73.0%      7.099%
----------------------------------------------------------------------------------------------------------------------------
7.250% - 7.499%                             45       225,260,456        20.0               1.31x           73.6%      7.326%
----------------------------------------------------------------------------------------------------------------------------
7.500% - 7.749%                             11        90,190,858         8.0               1.49x           67.1%      7.599%
----------------------------------------------------------------------------------------------------------------------------
7.750% - 7.999%                              3        18,922,505         1.7               1.16x           71.7%      7.840%
----------------------------------------------------------------------------------------------------------------------------
8.000% - 8.430%                              3        40,821,026         3.6               1.30x           78.1%      8.359%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                              118    $1,124,328,641       100.0%              1.36X           72.5%      7.150%
----------------------------------------------------------------------------------------------------------------------------

(1) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met as described in Annex A to the preliminary prospectus supplement.

- THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.150%.

UNDERWRITING DEBT SERVICE COVERAGE RATIO

                                                                                        WEIGHTED        WEIGHTED    WEIGHTED
                                     NUMBER OF         AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                      MORTGAGE      CUT-OFF DATE    INITIAL POOL    UNDERWRITING    CUT-OFF DATE    MORTGAGE
RANGE OF UNDERWRITING DSCRS              LOANS           BALANCE         BALANCE            DSCR    LTV RATIO(1)        RATE
----------------------------------------------------------------------------------------------------------------------------
1.10x - 1.19x                                5    $   76,375,978         6.8%              1.15x           74.4%      6.985%
----------------------------------------------------------------------------------------------------------------------------
1.20x - 1.24x                               23       163,926,991        14.6               1.22x           76.9%      7.370%
----------------------------------------------------------------------------------------------------------------------------
1.25x - 1.29x                               29       249,505,719        22.2               1.26x           75.8%      7.205%
----------------------------------------------------------------------------------------------------------------------------
1.30x - 1.34x                               14       128,964,121        11.5               1.31x           74.0%      7.124%
----------------------------------------------------------------------------------------------------------------------------
1.35x - 1.39x                               20       113,255,914        10.1               1.37x           72.1%      7.155%
----------------------------------------------------------------------------------------------------------------------------
1.40x - 1.49x                               18       233,492,631        20.8               1.43x           73.4%      6.984%
----------------------------------------------------------------------------------------------------------------------------
1.50x - 1.59x                                5        35,892,145         3.2               1.54x           66.0%      7.647%
----------------------------------------------------------------------------------------------------------------------------
1.60x - 1.69x                                2        84,645,704         7.5               1.66x           61.5%      6.769%
----------------------------------------------------------------------------------------------------------------------------
1.80x - 1.89x                                1        32,288,033         2.9               1.80x           51.3%      7.690%
----------------------------------------------------------------------------------------------------------------------------
2.00x - 2.20x                                1         5,981,403         0.5               2.20x           39.9%      7.330%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                              118    $1,124,328,641       100.0%              1.36X           72.5%      7.150%
----------------------------------------------------------------------------------------------------------------------------

(1) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

- THE WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO IS 1.36X.

* The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(1)

                                                                                        WEIGHTED         WEIGHTED    WEIGHTED
                                     NUMBER OF         AGGREGATE            % OF         AVERAGE          AVERAGE     AVERAGE
                                      MORTGAGE      CUT-OFF DATE    INITIAL POOL    UNDERWRITING     CUT-OFF DATE    MORTGAGE
RANGE OF CUT-OFF DATE LTV RATIOS         LOANS           BALANCE         BALANCE            DSCR        LTV RATIO        RATE
-----------------------------------------------------------------------------------------------------------------------------
39.9% - 49.9%                                3    $   11,180,378         1.0%              1.92x            44.2%      7.360%
-----------------------------------------------------------------------------------------------------------------------------
50.0% - 59.9%                                4        49,182,806         4.4               1.67x            53.4%      7.486%
-----------------------------------------------------------------------------------------------------------------------------
60.0% - 64.9%                                3        90,729,741         8.1               1.63x            61.9%      6.787%
-----------------------------------------------------------------------------------------------------------------------------
65.0% - 69.9%                               14        94,846,741         8.4               1.40x            67.5%      7.250%
-----------------------------------------------------------------------------------------------------------------------------
70.0% - 74.9%                               45       525,923,265        46.8               1.32x            73.2%      7.067%
-----------------------------------------------------------------------------------------------------------------------------
75.0% - 79.9%                               38       270,113,314        24.0               1.27x            78.7%      7.280%
-----------------------------------------------------------------------------------------------------------------------------
80.0% - 86.1%                               11        82,352,397         7.3               1.25x            80.8%      7.304%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                              118    $1,124,328,641       100.0%              1.36X            72.5%      7.150%
-----------------------------------------------------------------------------------------------------------------------------

(1) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

- THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 72.5%.

MATURITY DATE LOAN-TO-VALUE RATIO(1)

                                                                                        WEIGHTED         WEIGHTED    WEIGHTED
                                     NUMBER OF         AGGREGATE            % OF         AVERAGE          AVERAGE     AVERAGE
RANGE OF MATURITY DATE OR ARD         MORTGAGE      CUT-OFF DATE    INITIAL POOL    UNDERWRITING    MATURITY DATE    MORTGAGE
LOAN-TO-VALUE RATIOS                     LOANS           BALANCE         BALANCE            DSCR        LTV RATIO        RATE
-----------------------------------------------------------------------------------------------------------------------------
25.3% - 49.9%                                9    $   65,897,486         5.9%              1.64x            41.0%      7.470%
-----------------------------------------------------------------------------------------------------------------------------
50.0% - 59.9%                               21       207,877,788        18.5               1.50x            55.8%      7.010%
-----------------------------------------------------------------------------------------------------------------------------
60.0% - 64.9%                               27       227,916,510        20.3               1.26x            62.8%      7.041%
-----------------------------------------------------------------------------------------------------------------------------
65.0% - 69.9%                               37       429,603,396        38.2               1.35x            67.0%      7.128%
-----------------------------------------------------------------------------------------------------------------------------
70.0% - 74.9%                               17       136,058,894        12.1               1.26x            70.8%      7.430%
-----------------------------------------------------------------------------------------------------------------------------
75.0% - 78.4%                                7        56,974,568         5.1               1.23x            77.4%      7.218%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                              118    $1,124,328,641       100.0%              1.36X            63.6%      7.150%
-----------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the Maturity Date Loan-to-Value Ratio was calculated as of the related Anticipated Repayment Date.

- THE WEIGHTED AVERAGE MATURITY DATE OR ARD LTV RATIO IS 63.6%

* The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                        WEIGHTED         AVERAGE    WEIGHTED
                                      NUMBER OF         AGGREGATE            % OF        AVERAGE    CUT-OFF DATE     AVERAGE
RANGE OF ORIGINAL TERMS                MORTGAGE      CUT-OFF DATE    INITIAL POOL   UNDERWRITING             LTV    MORTGAGE
TO MATURITY (MONTHS)(1)                   LOANS           BALANCE         BALANCE           DSCR        RATIO(2)        RATE
----------------------------------------------------------------------------------------------------------------------------
60 - 83                                       3    $   55,092,148         4.9%             1.29x           75.0%      7.019%
----------------------------------------------------------------------------------------------------------------------------
84 - 99                                       8        83,349,860         7.4              1.33x           76.6%      7.034%
----------------------------------------------------------------------------------------------------------------------------
100 - 120                                   101       938,599,856        83.5              1.37x           72.2%      7.165%
----------------------------------------------------------------------------------------------------------------------------
121 - 179                                     3        34,632,770         3.1              1.31x           75.3%      7.213%
----------------------------------------------------------------------------------------------------------------------------
180                                           3        12,654,008         1.1              1.44x           53.9%      7.192%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                               118    $1,124,328,641       100.0%             1.36X           72.5%      7.150%
----------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the original term to maturity was calculated as of the Anticipated Repayment Date.

(2) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

- THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OR ARD IS 116 MONTHS.

REMAINING TERM TO MATURITY

                                                                                                       WEIGHTED
                                                                                       WEIGHTED         AVERAGE    WEIGHTED
                                    NUMBER OF         AGGREGATE            % OF         AVERAGE    CUT-OFF DATE     AVERAGE
RANGE OF REMAINING TERMS             MORTGAGE      CUT-OFF DATE    INITIAL POOL    UNDERWRITING             LTV    MORTGAGE
TO MATURITY (MONTHS)(1)                 LOANS           BALANCE         BALANCE            DSCR        RATIO(2)        RATE
---------------------------------------------------------------------------------------------------------------------------
48 - 59                                     3    $   55,092,148         4.9%              1.29x           75.0%      7.019%
---------------------------------------------------------------------------------------------------------------------------
60 - 79                                     8        83,349,860         7.4               1.33x           76.6%      7.034%
---------------------------------------------------------------------------------------------------------------------------
80 - 99                                     1        12,865,985         1.1               1.54x           71.9%      8.430%
---------------------------------------------------------------------------------------------------------------------------
100 - 109                                   8        58,912,431         5.2               1.21x           78.1%      7.926%
---------------------------------------------------------------------------------------------------------------------------
110 - 119                                  92       866,821,440        77.1               1.37x           71.8%      7.094%
---------------------------------------------------------------------------------------------------------------------------
120 - 139                                   3        34,632,770         3.1               1.31x           75.3%      7.213%
---------------------------------------------------------------------------------------------------------------------------
160 - 175                                   3        12,654,008         1.1               1.44x           53.9%      7.192%
---------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                             118    $1,124,328,641       100.0%              1.36X           72.5%      7.150%
---------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the remaining term to maturity was calculated as of the related Anticipated Repayment Date.

(2) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

- THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ARD IS 109 MONTHS.

* The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM

                                                                                                         WEIGHTED
                                                                                          WEIGHTED        AVERAGE   WEIGHTED
                                          NUMBER OF        AGGREGATE           % OF        AVERAGE   CUT-OFF DATE    AVERAGE
RANGE OF ORIGINAL AMORTIZATION             MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING            LTV   MORTGAGE
TERMS (MONTHS)(1)                             LOANS          BALANCE        BALANCE           DSCR       RATIO(2)       RATE
----------------------------------------------------------------------------------------------------------------------------
180                                               2   $    3,919,339         0.3%      1.16x            62.1%        7.242%
----------------------------------------------------------------------------------------------------------------------------
240 - 299                                         7       45,196,875         4.0       1.22x            77.3%        7.940%
----------------------------------------------------------------------------------------------------------------------------
300 - 359                                        32      239,193,271        21.3       1.37x            70.9%        7.212%
----------------------------------------------------------------------------------------------------------------------------
360                                              77      836,019,157        74.4       1.36x            72.7%        7.089%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTG AVG                                   118   $1,124,328,641       100.0%      1.36X            72.5%        7.150%
----------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

(2) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

- THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 345 MONTHS.

REMAINING STATED AMORTIZATION TERMS

                                                                                                         WEIGHTED
                                                                                          WEIGHTED        AVERAGE   WEIGHTED
                                          NUMBER OF        AGGREGATE           % OF        AVERAGE   CUT-OFF DATE    AVERAGE
RANGE OF REMAINING STATED                  MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING            LTV   MORTGAGE
AMORTIZATION TERMS (MONTHS)(1)                LOANS          BALANCE        BALANCE           DSCR       RATIO(2)       RATE
----------------------------------------------------------------------------------------------------------------------------
173 - 174                                         2   $    3,919,339        0.3%       1.16x            62.1%        7.242%
----------------------------------------------------------------------------------------------------------------------------
225 - 249                                         4       14,237,764        1.3        1.23x            70.5%        7.320%
----------------------------------------------------------------------------------------------------------------------------
250 - 274                                         1        3,004,070        0.3        1.37x            75.1%        7.280%
----------------------------------------------------------------------------------------------------------------------------
275 - 299                                        20      170,815,773       15.2        1.40x            68.8%        7.442%
----------------------------------------------------------------------------------------------------------------------------
300 - 324                                         7       44,544,228        4.0        1.28x            78.8%        7.049%
----------------------------------------------------------------------------------------------------------------------------
325 - 349                                        16      124,989,908       11.1        1.28x            76.7%        7.456%
----------------------------------------------------------------------------------------------------------------------------
350 - 360                                        68      762,817,560       67.8        1.37x            72.4%        7.036%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                                   118   $1,124,328,641      100.0%       1.36X            72.5%        7.150%
----------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the remaining amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual remaining amortization term would be longer.

(2) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

- THE WEIGHTED AVERAGE REMAINING AMORTIZATION TERM IS 340 MONTHS.

* The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

SEASONING

                                                                                          WEIGHTED       WEIGHTED   WEIGHTED
                                          NUMBER OF        AGGREGATE           % OF        AVERAGE        AVERAGE    AVERAGE
                                           MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE   MORTGAGE
SEASONING (MONTHS)                            LOANS          BALANCE        BALANCE           DSCR   LTV RATIO(1)       RATE
----------------------------------------------------------------------------------------------------------------------------
2-12                                            112   $1,048,751,992        93.3%         1.36x          72.1%       7.087%
----------------------------------------------------------------------------------------------------------------------------
13-23                                             6       75,576,649         6.7          1.27x          77.7%       8.016%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                                   118   $1,124,328,641       100.0%         1.36X          72.5%       7.150%
----------------------------------------------------------------------------------------------------------------------------

(1) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

- THE WEIGHTED AVERAGE SEASONING IS 7 MONTHS.

YEAR OF MATURITY OR ARD

                                                                                          WEIGHTED       WEIGHTED   WEIGHTED
                                          NUMBER OF        AGGREGATE           % OF        AVERAGE        AVERAGE    AVERAGE
                                           MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE   MORTGAGE
YEAR OF MATURITY(1)                           LOANS          BALANCE        BALANCE           DSCR   LTV RATIO(2)       RATE
----------------------------------------------------------------------------------------------------------------------------
2006                                              3   $   55,092,148         4.9%         1.29x          75.0%       7.019%
----------------------------------------------------------------------------------------------------------------------------
2008                                              8       83,349,860         7.4          1.33x          76.6%       7.034%
----------------------------------------------------------------------------------------------------------------------------
2010                                              3       40,821,026         3.6          1.30x          78.1%       8.359%
----------------------------------------------------------------------------------------------------------------------------
2011                                             72      637,932,606        56.7          1.35x          71.7%       7.103%
----------------------------------------------------------------------------------------------------------------------------
2012                                             26      259,846,224        23.1          1.41x          72.2%       7.128%
----------------------------------------------------------------------------------------------------------------------------
2013                                              3       34,632,770         3.1          1.31x          75.3%       7.213%
----------------------------------------------------------------------------------------------------------------------------
2016                                              3       12,654,008         1.1          1.44x          53.9%       7.192%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTG AVG                                   118   $1,124,328,641       100.0%         1.36X          72.5%       7.150%
----------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the year of maturity was calculated as of the year of the Anticipated Repayment Date.

(2) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

 * The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS SUMMARY

                                                                                                       WEIGHTED
                                                                           % OF        WEIGHTED         AVERAGE    WEIGHTED
                                    NUMBER OF         AGGREGATE    CUT-OFF DATE         AVERAGE    CUT-OFF DATE     AVERAGE
                                     MORTGAGE      CUT-OFF DATE            POOL    UNDERWRITING             LTV    MORTGAGE
PREPAYMENT PROVISIONS                   LOANS           BALANCE         BALANCE            DSCR        RATIO(1)        RATE
---------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance/Open                   107    $1,036,205,435           92.2%           1.36x           72.4%      7.118%
---------------------------------------------------------------------------------------------------------------------------
Lockout/Yield Maintenance/Open             10        84,041,844             7.5           1.30x           73.9%      7.532%
---------------------------------------------------------------------------------------------------------------------------
Lockout/Yield
  Maintenance/Defeasance/Open               1         4,081,362             0.4           1.26x           75.2%      7.250%
---------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                             118    $1,124,328,641          100.0%           1.36X           72.5%      7.150%
---------------------------------------------------------------------------------------------------------------------------

(1) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)

PREPAYMENT PROVISIONS                              MAY-02      MAY-03      MAY-04      MAY-05      MAY-06      MAY-07      MAY-08
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                                100.00%     100.00%      96.57%      93.71%      92.26%      95.17%      95.39%
Yield Maintenance                                   0.00%       0.00%       3.43%       6.29%       7.74%       4.83%       4.61%
Open                                                0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
---------------------------------------------------------------------------------------------------------------------------------
Total                                             100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
---------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)           $1,124.33   $1,113.42   $1,101.38   $1,087.79   $1,058.68   $1,006.56   $  988.64
Percent of Initial Pool Balance                   100.00%      99.03%      97.96%      96.75%      94.16%      89.53%      87.93%
---------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PROVISIONS                                          MAY-09     MAY-10     MAY-11     MAY-12      MAY-13
------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                                             95.43%     94.11%      76.89%    88.66%      56.12%
Yield Maintenance                                               4.57%      4.55%       1.69%    11.34%      43.88%
Open                                                            0.00%      1.34%      21.42%     0.00%       0.00%
------------------------------------------------------------------------------------------------------------------
Total                                                         100.00%    100.00%     100.00%   100.00%     100.00%
------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)                         $897.59    $880.61    $805.58    $ 40.14    $  10.15
Percent of Initial Pool Balance                                79.83%     78.32%      71.65%     3.57%       0.90%
------------------------------------------------------------------------------------------------------------------

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that an ARD Loan will be repaid in full on its Anticipated Repayment Date, if any).

(2) As of the Cut-off Date.

* The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans in the Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                       LOAN
                            MORTGAGE                                BALANCE PER   CUT-OFF    LTV RATIO AT
                              LOAN     CUT-OFF DATE    PROPERTY      SF/UNIT/     DATE LTV   MATURITY OR    UNDERWRITING   MORTGAGE
LOAN NAME                    SELLER      BALANCE         TYPE        ROOM/PADS    RATIO(1)      ARD(2)          DSCR         RATE
---------                   --------   ------------   -----------   -----------   --------   ------------   ------------   --------
Regency Square............  BofA       $ 82,083,574   Retail             $177       61.9%        54.0%         1.66x        6.750%
Town Center East..........  PMCF         45,300,487   Land                $39       71.4%        61.8%         1.15x        6.500%
MICC Adler Portfolio......  BofA         43,723,691   Office              $70       74.4%        69.0%         1.40x        7.010%
New Potomac Portfolio.....  PMCF         38,967,597   Multifamily     $31,199       74.5%        65.1%         1.44x        6.880%
200 Docks Corner Road.....  PMCF         36,640,623   Industrial          $30       72.8%        67.2%         1.31x        6.980%
84 William Street.........  BofA         32,845,972   Multifamily    $271,454       79.5%        70.0%         1.23x        7.125%
Williamsburg Outlet
  Center..................  PMCF         32,288,033   Retail             $118       51.3%        42.2%         1.80x        7.690%
880 Troy Corporate
  Center..................  BofA         31,851,704   Office             $171       73.7%        62.8%         1.26x        7.110%
The Plaza at Citrus
  Park....................  PMCF         29,896,007   Retail              $92       74.7%        65.1%         1.46x        6.760%
840 Troy Corporate
  Center..................  BofA         27,941,839   Office             $150       72.8%        64.0%         1.26x        7.110%
                                       ------------
TOTAL/WTD. AVG............             $401,539,527                                 69.8%        61.4%         1.42X        6.944%
                                       ============

---------------

(1) For purposes of calculating the LTV Ratios for the LOC Loans, the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met.

(2) With respect to the ARD Loans, the Maturity Date Loan-to-Value Ratio was calculated as of the related Anticipated Repayment Date.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

REGENCY SQUARE MALL

(PHOTO OF PARKING LOT AND HECHT'S STORE PORTION OF REGENCY SQUARE MALL)

-----------------------------------------------
  Property Type..............            Retail
  Term/Amortization..........    120/360 months
  Cut-off Date Balance.......       $82,083,574
  % of Initial Pool Balance..              7.3%
  Cut-off Date LTV...........             61.9%
  Maturity Date LTV..........             54.0%
  Underwriting DSCR..........             1.66x
  Mortgage Rate..............            6.750%
  Cut-off Balance per SF.....              $177
  Shadow Rating(1)...........            Baa3/A
-----------------------------------------------

- THE LOAN. The Mortgage Loan (the "Regency Square Mall Loan") is secured by a first mortgage encumbering an anchored regional mall located in Richmond, Virginia. The Regency Square Mall Loan represents approximately 7.3% of the Initial Pool Balance. Originated on October 19, 2001, the Regency Square Mall Loan has a principal balance of $82,083,574 as of the Cut-off Date. The Regency Square Mall Loan was made to Taubman Regency Square Associates, LLC, a Delaware limited liability company, which is a special purpose, bankruptcy remote entity with an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Regency Square Mall Loan.

   The Regency Square Mall Loan has a remaining term of 114 months and matures on November 1, 2011. The Regency Square Mall Loan may not be prepaid on or prior to May 1, 2011. The Regency Square Mall Loan is subject to defeasance with United States government obligations beginning two years after the Delivery Date.

- THE PROPERTY. The Regency Square Mall is situated on 38.16 acres and was constructed in 1975 and renovated in 1987 as a retail shopping center with both anchor and in-line spaces totaling 779,604 square feet. The Mortgaged Property securing the Regency Square Mall Loan totals 464,861 net rentable square feet. As of December 31, 2001, the occupancy rate for the Mortgaged Property securing the Regency Square Mall Loan was 97.5%.

   The Mortgaged Property is situated in Henrico County and is the primary mall within the suburban area of Richmond commonly referred to as the West End. The primary market competitors include Chesterfield Town Center (10 miles South) and Virginia Center Commons (10 miles North East). These primary market competitors generate average mall store sales of $370 and $350 per square foot, respectively, with similar anchor stores, compared to average mall store sales of over $450 per square foot in 2001 for the Mortgaged Property securing the Regency Square Mall Loan. Comparable average mall store sales have exceeded $400 per square foot at the Mortgaged Property for three consecutive years.

   The Mortgaged Property's Hecht's stores rank (when combined) as one of the top performing locations in the Hecht's chain with 2001 sales of $66.55 million or $297 per square foot over the combined North and South store area of 223,823 square feet. Average sales for the 80 Hecht's stores in operation during 2001 was $190/SF. Based upon such operations, the two stores at the Regency Square Mall location produced sales at 156% of the chain's average store sales. These sales resulted in an occupancy cost (including all tenant charges) of 2.6% of gross sales in 2001.
---------------

(1) Moody's and S&P have confirmed that the Regency Square Mall Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated Baa3/A by Moody's and S&P.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

    The following table presents information relating to the anchor and major tenants at the Mortgaged Property:

                         YEAR END      % OF GROSS   NET RENTABLE     % OF NET      DATE OF LEASE
TENANT                 2001 SALES/SF    REVENUE      AREA (SF)     RENTABLE AREA    EXPIRATION     RENT PER SF
------                 -------------   ----------   ------------   -------------   -------------   -----------
Hechts North(1)......      $226           5.17%       123,537          26.58%        10/15/05        $ 6.69
Hechts South(1)......      $385           0.24%       100,286          21.57%        10/01/05        $ 3.17
The Limited..........      $351           4.04%        15,298           3.29%         1/31/07        $45.33
Lerner New York......      $213           2.91%        11,541           2.48%         1/31/04        $42.83
Abercrombie &
  Fitch..............      $327           2.66%         9,274           2.00%         1/31/08        $45.83

------------------------

(1) The Hecht's leases each provide for two 10-year extension options at the same economic terms as the existing leases.

- ESCROWS. The loan documents provide for certain escrows of taxes and provide for replacement reserves in the event that the debt service coverage ratio, as computed by the lender, is less than 1.30x. See Annex B to the prospectus supplement for information regarding escrows and reserves.

- LOCK BOX ACCOUNT. Tenant payments are deposited into a mortgagee designated lock box account. The funds in this account are released to the borrower until such time as: (i) the debt service coverage ratio, as computed by the lender, is less than 1.30x, or (ii) the occurrence of an event of default pursuant to the Regency Square Mall Loan documents at which time such funds shall be applied as described in the Regency Square Mall Loan documents.

- SPONSOR. The sponsor of the borrower is the Taubman Realty Group Limited Partnership, the managing general partner of which is Taubman Centers Inc., a REIT that is publicly traded on the New York Stock Exchange. Taubman Centers Inc. operates manages, leases, acquires, develops and expands regional shopping centers across the country. The company generated revenues of $341 million for the year ended December 31, 2001 and had a market capitalization of $751.5 million as of April 23, 2002.

- PROPERTY MANAGEMENT. Taubman Company Limited Partnership is the property manager. As of December 31, 2001, Taubman Company Limited Partnership managed 20 urban and suburban retail centers located in 10 states and provided third-party management for 11 super-regional (non-owned) retail centers. The property manager is affiliated with the borrower.

-  FINANCIAL INFORMATION.

                                                                 MOST RECENT
                                                                 (12/31/01)
                                                  UNDERWRITTEN   (FULL YEAR)
                                                  ------------   -----------
Effective Gross Income..........................  $16,800,774    $16,283,705
Total Expenses..................................  $ 5,638,415    $ 5,272,075
Net Operating Income (NOI)......................  $11,162,359    $11,011,630
Cash Flow (CF)..................................  $10,687,422    $11,011,630
DSCR on NOI.....................................         1.74x          1.71x
DSCR on CF......................................         1.66x          1.71x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

TOWN CENTER EAST

(PHOTO OF FRONT ENTRANCE TO TOWN CENTER EAST)

--------------------------------------------------
  Property Type...............                Land
  Term/Amortization...........      120/360 months
  Cut-off Date Balance........         $45,300,487
  % of Initial Pool Balance...                4.0%
  Cut-off Date LTV............               71.4%
  Maturity Date LTV...........               61.8%
  Underwriting DSCR...........               1.15x
  Mortgage Rate...............              6.500%
  Cut-off Balance per SF of
     Land.....................                 $39
  Shadow Rating(1)............               A2/A-
--------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Town Center East Loan") is secured by a first mortgage encumbering six land parcels in Foster City, California. The Town Center East Loan represents approximately 4.0% of the Initial Pool Balance. Originated on November 15, 2001, the Town Center East Loan has a principal balance of $45,300,487 as of the Cut-off Date. The Town Center East Loan was made to Metro TCE LLC, a Delaware limited liability company, which is a special purpose, bankruptcy remote entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Town Center East Loan.

   The Town Center East Loan has a remaining term to Anticipated Repayment Date of 115 months with an Anticipated Repayment Date of December 1, 2011, and matures on December 1, 2031. The Town Center East Loan may not be prepaid prior to September 1, 2011. The Town Center East Loan is subject to defeasance with United States government obligations beginning on the date that is the earlier to occur of four years following November 15, 2001, or 25 months after the Delivery Date.

- THE PROPERTY. The Mortgaged Property securing the Town Center East Loan consists of six land parcels with an aggregate area of 26.50 acres which are subject to long-term ground leases. Under the terms of the ground leases, the ground tenants, which include Equity Office Properties, Orchard Supply Hardware and Wells Fargo Bank, pay ground rent to the borrower on a triple net basis. The improvements on the Mortgaged Property, which are not currently collateral for the Town Center East Loan but which are subject to a reversionary interest in favor of the borrower, were constructed between 1985 and 1989 as a mixed-use facility with retail spaces totaling approximately 98,700 net rentable square feet and office spaces totaling approximately 676,230 net rentable square feet.
---------------
(1) Moody's and S&P have confirmed that the Town Center East Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated A2/A- by Moody's and S&P.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

   The Mortgaged Property has an appraised value (as encumbered by the ground leases) of $63.4 million. This valuation excludes the value of the improvements (six buildings), four of which were purchased by Spieker Properties (which was subsequently acquired by Equity Office Properties) in 1998 for $131 million. Two of the ground tenants are investment grade rated by at least one major rating agency (Equity Office Properties is rated "BBB+" by S&P and Wells Fargo Bank is rated "AA" by Fitch, "Aa2" by Moody's and "A+" by S&P). The third tenant, Orchard Supply Hardware, is an affiliate of Sears, Roebuck and Co., an entity rated "A-" by Fitch, "A3" by Moody's and "A-" by S&P, although Sears has not guaranteed the Orchard Supply Hardware lease obligations.

- ESCROWS. Due to the triple net nature of the leases, the loan documents do not provide for escrows or reserves so long as the ground leases are in effect. The Town Center East Loan replacement reserves and tax and insurance reserves would be required at such time as any ground lease is no longer in effect and/or, with respect to the insurance reserve, if the borrower elects to maintain a blanket policy of insurance.

- LOCK BOX ACCOUNT. Tenant payments are deposited into a mortgagee designated lock box account. The funds in this account may be withdrawn by the borrower until the earlier to occur of: (i) the Anticipated Repayment Date, or (ii) the occurrence of an event of default pursuant to the Town Center East Loan documents, at which time such funds shall be applied as described in the Town Center East Loan documents.

- PROPERTY MANAGEMENT. Transpacific Development Co. is the property manager. Established in 1954, Transpacific Development Co. has developed approximately 10 million square feet of office, retail, and industrial space. The property manager is affiliated with the borrower.

-  FINANCIAL INFORMATION.

                                                       MOST RECENT (12/31/01)
                                        UNDERWRITTEN    (1 MONTH ANNUALIZED)
                                        ------------   ----------------------
Effective Gross Income................   $4,014,220          $4,014,220
Total Expenses........................   $   40,142          $        0
Net Operating Income (NOI)............   $3,974,078          $4,014,220
Cash Flow (CF)........................   $3,974,078          $4,014,220
DSCR on NOI...........................         1.15x               1.16x
DSCR on CF............................         1.15x               1.16x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

MICC ADLER PORTFOLIO

(PHOTO OF SIDE OF ONE OF MORTGAGED PROPERTIES OF MICC ADLER PORTFOLIO)

-----------------------------------------------
  Property Type..............            Office
  Term/Amortization..........     84/360 months
  Cut-off Date Balance.......       $43,723,691
  % of Initial Pool Balance..              3.9%
  Cut-off Date LTV...........             74.4%
  Maturity Date LTV..........             69.0%
  Underwriting DSCR..........             1.40x
  Mortgage Rate..............            7.010%
  Cut-off Balance per SF.....               $70
-----------------------------------------------

- THE LOAN. The Mortgage Loan (the "MICC Adler Loan") is secured by a first mortgage on a portfolio of 15 office, office-flex/warehouse and single tenant buildings in Miami, Florida. The MICC Adler Loan represents approximately 3.9% of the Initial Pool Balance. Originated on August 15, 2001, the MICC Adler Loan has a principal balance of $43,723,691 as of the Cut-off Date. The MICC Adler Loan was made to Adler Office Associates, Ltd., a Florida limited partnership, which is a special purpose, bankruptcy remote entity with an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the MICC Adler Loan.

   The MICC Adler Loan has a remaining term of 76 months and matures on September 1, 2008. The MICC Adler Loan may not be prepaid on or prior to July 1, 2008. The MICC Adler Loan is subject to defeasance with United States government obligations beginning two years after the Delivery Date.

- OWNERSHIP INTEREST. All the Mortgaged Properties securing the MICC Adler Loan, except 8095 Northwest 12th Street, are owned by the Borrower as fee simple interests. The Borrower holds a leasehold interest in 8095 Northwest 12th Street pursuant to a ground lease that continues through September 24, 2048 with no renewal options. The ground lessor is an affiliate of the borrower and has mortgaged the fee interest in support of the MICC Adler Loan.

- THE PROPERTIES. The Mortgaged Properties securing the MICC Adler Loan are situated on 38.10 acres and were constructed between 1979 and 2000 (in various phases) as fifteen office buildings with 626,945 net rentable square feet. The buildings located on the Mortgaged Property range from one to four-stories and 2,494 parking spaces are available for tenants and/or customers. As of January 4, 2002, the weighted average occupancy rate for the Mortgaged Properties securing the MICC Adler Loan was 91.6%.

   The Mortgaged Properties are situated in Miami-Dade County, which is the largest metropolitan area in the State of Florida and is located along the southeast coast of the United States of America. Tourism continues to be an economic mainstay, with construction, trade, international commerce and finance growing. More than 100 multinational corporations have offices in Miami-Dade County. The county is served by major roads including US-1, I-395, I-195, I-95, I-75, the Florida Turnpike and the Palmetto Expressway.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

    The following table presents information relating to the major tenants at the Mortgaged Property:

                                               % OF GROSS   NET RENTABLE     % OF NET      DATE OF LEASE    RENT
TENANT                                          REVENUE      AREA (SF)     RENTABLE AREA    EXPIRATION     PER SF
------                                         ----------   ------------   -------------   -------------   ------
Parcel 1 -- Electronic Data Systems..........     7.17%        45,510         100.00%         5/11/03      $15.28
Parcel 2 -- ITT Technical Institute..........     4.06%        26,387          37.24%         7/12/06      $12.00
Parcel 3 -- FL Department of Revenue.........     7.14%        36,200          54.27%         3/31/06      $17.03
Parcel 4 -- United Health Care Services......     3.42%        16,043          37.77%         2/28/06      $20.24
Parcel 5 -- Dade County Public Safety........     3.25%        17,430          19.44%        10/31/05      $18.27
Parcel 6 -- Metro Dade Corrections...........     1.53%         8,400          10.57%         1/25/03      $17.37
Parcel 7 -- Bally Total Fitness..............     7.11%        36,000         100.00%        10/14/06      $18.77
Parcel 8 -- Equitrac Corporation.............     2.38%        16,288          25.92%        11/30/03      $14.50
Parcel 9 -- GSA Drug Enforcement.............     1.22%        11,900           8.92%        12/31/05      $16.18

- ESCROWS. The loan documents provide for certain escrows of taxes and provide for replacement reserves. The insurance reserve has been waived due to the availability of a blanket insurance policy. See Annex B to the prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. The borrower has established an account with the agent into which all rents and other revenues will flow upon the occurrence of an event of default pursuant to the MICC Adler Loan documents, through the lock box account. These funds will then be applied as described in the MICC Adler Loan documents.

- PROPERTY MANAGEMENT. Adler Management Services is the property manager. Established in 1978, Adler Management Services currently manages over 7,500,000 square feet of industrial and office space.

-  FINANCIAL INFORMATION.

                                                                MOST RECENT
                                                                (12/31/01)
                                                 UNDERWRITTEN   (FULL YEAR)
                                                 ------------   -----------
Effective Gross Income.........................   $8,746,520    $8,969,175
Total Expenses.................................   $3,093,566    $3,084,956
Net Operating Income (NOI).....................   $5,652,954    $5,884,219
Cash Flow (CF).................................   $4,913,996    $5,884,219
DSCR on NOI....................................         1.61x         1.67x
DSCR on CF.....................................         1.40x         1.67x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

NEW POTOMAC PORTFOLIO

(PHOTO OF ONE OF MORTGAGED PROPERTIES OF NEW POTOMAC PORTFOLIO)

-----------------------------------------------
  Property Type..............       Multifamily
  Term/Amortization..........    120/360 months
  Cut-off Date Balance.......       $38,967,597
  % of Initial Pool Balance..              3.5%
  Cut-off Date LTV...........             74.5%
  Maturity Date LTV..........             65.1%
  Underwriting DSCR..........             1.44x
  Mortgage Rate..............            6.880%
  Cut-off Balance per Unit...           $31,199
-----------------------------------------------

- THE LOAN. The Mortgage Loan (the "New Potomac Portfolio Loan") is evidenced by seven individual promissory notes, each secured by a first mortgage encumbering one of seven multifamily properties in Prince George's and Montgomery Counties, Maryland. The notes and mortgages are cross-defaulted and cross-collateralized. The New Potomac Portfolio Loan represents approximately 3.5% of the Initial Pool Balance. Originated on December 18, 2001, the New Potomac Portfolio Loan has a principal balance of $38,967,597 as of the Cut-off Date. The New Potomac Portfolio Loan was made to New Potomac Limited Partnership, a Delaware limited partnership, which is a special purpose, bankruptcy remote entity with an independent director.

   The New Potomac Portfolio Loan has a remaining term of 116 months and matures on January 1, 2012. The New Potomac Portfolio Loan may not be prepaid prior to October 1, 2011. The New Potomac Portfolio Loan is subject to defeasance with United States government obligations beginning on the date that is the earlier to occur of four years following December 18, 2001, or 25 months after the Delivery Date.

- THE PROPERTY. The Mortgaged Properties securing the New Potomac Portfolio Loan were originally constructed between 1943 and 1967, and consist of seven complexes ranging from two to four stories in height and totaling 1,249 units. All of the Mortgaged Properties securing the New Potomac Portfolio Loan are located in Maryland (4 in Hyattsville, and one each in Silver Spring, Brentwood, and Landover), all of which are approximately seven miles outside of the Washington, DC central business district. As of January 31, 2002, the weighted average occupancy rate for the Mortgaged Properties securing the New Potomac Portfolio Loan was 99.1%.

   Since 1998, the Mortgaged Properties have undergone approximately $2.2 million ($1,753/unit) of renovations, including replacement of carpeting, cabinets, flooring, refrigerators and ranges, as well as painting. The renovations have allowed rents at the Mortgaged Properties to be increased by an annual average of approximately 14% since 1998.

   The following table presents information relating to the unit configuration of the Mortgaged Properties:

                                                              1 BEDROOM   2 BEDROOM   3 BEDROOM
                                                              ---------   ---------   ---------
Number of Units.............................................     535         700           14
Average Rent($).............................................     704         870        1,079

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

- RELEASE PROVISIONS. The entire New Potomac Portfolio Loan may be defeased or all of the Mortgaged Properties transferred in connection with an assumption of the entire New Potomac Portfolio Loan, each in accordance with the terms of the loan documents. In addition a one-time transfer of each individual Mortgaged Property, and the release of the Mortgaged Property(ies) from the cross-collateralization and cross-default provisions of the New Potomac Portfolio Loan, or the defeasance of each individual Note, and the release of the related Mortgaged Property(ies) from the cross-collateralization and cross-default provisions are allowed subject to certain conditions stated in the loan documents including: (i) the payment of 125% of the loan amount allocated to said property, and (ii) a debt service coverage ratio of at least 1.25x and a maximum loan to value ratio of 80% for the remaining Mortgaged Properties.

- ESCROWS. The loan documents provide for certain escrows of taxes and insurance and provide for replacement reserves. See Annex B to the prospectus supplement for information regarding escrows and reserves.

- PROPERTY MANAGEMENT. Sawyer Property Management of Maryland, LLC is the property manager and an affiliate of Sawyer Realty Holdings, LLC. Established in 1992, Sawyer Realty Holdings, LLC currently manages 33 properties consisting of 7,288 multifamily units. The property manager is affiliated with the borrower.

-  FINANCIAL INFORMATION.

                                                              MOST RECENT
                                                              (12/31/01)
                                               UNDERWRITTEN   (FULL YEAR)
                                               ------------   -----------
Effective Gross Income.......................  $10,712,628    $10,689,395
Total Expenses...............................  $ 5,812,076    $ 5,841,208
Net Operating Income (NOI)...................  $ 4,900,552    $ 4,848,187
Cash Flow (CF)...............................  $ 4,442,359    $ 4,414,050
DSCR on NOI..................................         1.59x          1.57x
DSCR on CF...................................         1.44x          1.43x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

200 DOCKS CORNER ROAD

(PHOTO OF SIDE VIEW OF 200 DOCKS CORNER ROAD PROPERTY)

-----------------------------------------------
  Property Type..............        Industrial
  Term/Amortization..........     63/300 months
  Cut-off Date Balance.......       $36,640,623
  % of Initial Pool Balance..              3.3%
  Cut-off Date LTV...........             72.8%
  Maturity Date LTV..........             67.2%
  Underwriting DSCR..........             1.31x
  Mortgage Rate..............            6.980%
  Cut-off Balance per SF.....               $30
-----------------------------------------------

- THE LOAN. The Mortgage Loan (the "Docks Corner Road Loan") is secured by a first mortgage encumbering an industrial warehouse building in South Brunswick, New Jersey. The Docks Corner Road Loan represents approximately 3.3% of the Initial Pool Balance. Originated on August 24, 2001, the Docks Corner Road Loan has a principal balance of $36,640,623 as of the Cut-off Date. The Docks Corner Road Loan was made to AMB-SGP Docks, LLC, a Delaware limited liability company, which is a special purpose, bankruptcy remote entity with an independent special manager. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Docks Corner Road Loan.

   The Docks Corner Road Loan has a remaining term of 55 months and matures on December 1, 2006. The Docks Corner Road Loan may not be prepaid on or prior to October 1, 2003. If such prepayment occurs after October 1, 2003, but before November 1, 2006, the borrower will be required to pay a prepayment premium equal to the greater of: (A) 0.75% of the principal amount prepaid, or (B) an amount sufficient to equal the net present value of the future cash flow from the loan had such prepayment not occurred, discounted at the treasury rate (interpolated based on the yield on the U.S. Treasury issue having a maturity date closest to the maturity date for the loan).

- THE PROPERTY. The Mortgaged Property securing the Docks Corner Road Loan is situated on 80.88 acres and was constructed in 1957 and 1997 as an industrial warehouse building with 1,205,621 net rentable square feet. As of January 31, 2002, the occupancy rate for the Mortgaged Property securing the Docks Corner Road Loan was 75.0%, however, the Mortgaged Property is 100.0% leased to 6 tenants, including a master lease of the currently unoccupied 25% by an affiliate of the borrower.

   The borrower under the Docks Corner Road Loan is affiliated with each of AMB Property Corporation (rated "Baa1" by Moody's, "BBB" by S&P) and GIC Real Estate, Inc., a real estate investment company controlled by the Government of Singapore. The Mortgaged Property securing the Docks Corner Road Loan is situated in New Jersey's Middlesex County, between New York City and Philadelphia. In addition to containing the largest amount of industrial space in New Jersey with over 210 million square feet, Middlesex County is also recognized as a major transportation corridor, with the New Jersey Turnpike, I-287, and the Garden State Parkway intersecting in the eastern part of the county. The Mortgaged Property has undergone an extensive capital renovation program, culminating in the 1997 construction of a 649,638 square foot addition.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

     The following table presents information relating to the major tenants at the Mortgaged Property:

                           % OF GROSS   NET RENTABLE     % OF NET      DATE OF LEASE   ANNUAL
TENANT                      REVENUE      AREA (SF)     RENTABLE AREA    EXPIRATION     RENT/SF
------                     ----------   ------------   -------------   -------------   -------
Cooper Tire & Rubber
  Company................    27.65%       329,202          27.31%        09/30/08       $4.18
AMB-SGP Operating
  Partnership............    24.40%       303,843          25.20%        09/30/06       $4.00
Barnes & Noble...........    14.70%       172,249          14.29%        05/31/03       $4.25
Home Depot USA, Inc......    13.05%       162,478          13.48%        03/04/03       $4.00
Franco Apparel Group,
  Inc....................    12.20%       148,187          12.29%        10/31/09       $4.10
Total Logistic Control...     6.30%        89,662           7.44%        08/31/02       $3.50

- ESCROWS. The loan documents provide for certain escrows of taxes and provide for replacement and tenant improvement/leasing commission reserves. In lieu of funded insurance escrows, the borrower deposited three months of insurance premiums into an insurance reserve. In addition, the borrower posted a $1,660,000 letter of credit for costs associated with leasing the unoccupied space. See Annex B to the prospectus supplement for information regarding escrows and reserves.

- LOCK BOX ACCOUNT. Tenant payments are deposited into a mortgagee designated lock box account. The funds in this account may be withdrawn by the borrower until such time as: (i) the debt service coverage ratio, as computed by the lender, is less than 1.10x, or (ii) the occurrence of an event of default pursuant to the Docks Corner Road Loan documents, at which time such funds shall be applied as described in the Docks Corner Road Loan documents.

- PROPERTY MANAGEMENT. Matrix Realty, Inc. is the property manager. Matrix Realty, Inc. is an affiliate of Matrix Development Group. Matrix Development Group has over 21 years of real estate experience and has developed a diversified portfolio of over 10 million square feet of commercial space.

-  FINANCIAL INFORMATION.

                                                       MOST RECENT (12/31/01)
                                        UNDERWRITTEN    (9 MOS. ANNUALIZED)
                                        ------------   ----------------------
Effective Gross Income................   $6,008,796          $5,916,526
Total Expenses........................   $1,475,023          $1,333,091
Net Operating Income (NOI)............   $4,533,773          $4,583,435
Cash Flow (CF)........................   $4,099,750          $4,038,871
DSCR on NOI...........................         1.45x               1.46x
DSCR on CF............................         1.31x               1.29x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

84 WILLIAM STREET

(PHOTO OF MAIN ENTRANCE TO 84 WILLIAM STREET)

-----------------------------------------------
  Property Type..............       Multifamily
  Term/Amortization..........    120/360 months
  Cut-off Date Balance.......       $32,845,972
  % of Initial Pool Balance..              2.9%
  Cut-off Date LTV...........             79.5%
  Maturity Date LTV..........             70.0%
  Underwriting DSCR..........             1.23x
  Mortgage Rate..............            7.125%
  Cut-off Balance per Unit...          $271,454
-----------------------------------------------

- THE LOAN. The Mortgage Loan (the "84 William Street Loan") is secured by a first mortgage encumbering a multifamily property in New York, New York. The 84 William Street loan represents approximately 2.9% of the Initial Pool Balance. Originated on October 15, 2001, the 84 William Street Loan has a principal balance of $32,845,972 as of the Cut-off Date. The 84 William Street Loan was made to 84 William Street Associates, LLC, a New York limited liability company, which is a special purpose, bankruptcy remote entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 84 William Street Loan.

   The 84 William Street Loan has a remaining term of 114 months and matures on November 1, 2011. The 84 William Street Loan may not be prepaid on or prior to August 1, 2011. The 84 William Street Loan is subject to defeasance with United States government obligations beginning two years after the Delivery Date.

- THE PROPERTY. The Mortgaged Property securing the 84 William Street Loan is situated on 0.17 acres and was constructed in 1907 as an office building in the financial district of Manhattan. The Mortgaged Property consists of a seventeen-story apartment building that was recently converted to an 121 unit apartment building with 111,184 square feet above grade and 5,500 square feet of ground floor retail space. One hundred and twenty-one units are fully leased for student housing under a lease for a ten-year term with one ten-year renewal option with New School University, which was founded in 1919 and has a current enrollment of 25,000 graduate and undergraduate students. As of January 30, 2002, the occupancy rate for the Mortgaged Property securing the 84 William Street Loan was 100.0%.

   The Mortgaged Property is situated on the southeast corner of William Street and Maiden Lane in Manhattan. It is within five blocks of the major subway lines connecting the downtown financial district to the rest of Manhattan, Brooklyn, the Bronx and Queens.

   The following table presents information relating to the unit configuration of the Mortgaged Property:

                                                              1 BEDROOM   2 BEDROOM
                                                              ---------   ---------
Number of Units.............................................      119           2
Average Rent ($)............................................    2,998       4,106

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

- ESCROWS. The loan documents provide for replacement reserves. Beginning in year 6 and continuing through year 9, the borrower will deposit $8,333 on each scheduled payment date. In the event the master lessee does not renew on or prior to the commencement of the 10th year of the loan term, the borrower will deposit on each scheduled payment date $50,000 until the maturity date. See Annex B to the prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. Tenant payments are deposited into a mortgagee designated lock box account. The funds in this account are released to the borrower until such time as: (i) the debt service coverage ratio, as computed by the lender, is less than 1.10x, or (ii) the occurrence of an event of default pursuant to the 84 William Street Loan documents, at which time such funds shall be applied as described in the 84 William Street Loan documents.

- SPONSOR. The principals of the borrower, Mr. Berman and Mr. Fromer have over twenty-five years of combined real estate experience, the majority of which has been in multifamily development. Mr. Berman is a principal of the Witkoff Group, a fully integrated real estate investment firm that owns a portfolio of real estate across the United States. Witkoff currently owns more than 24 properties in New York, New Jersey, Pennsylvania, Texas, Illinois, Michigan and England. Mr. Berman and Mr. Fromer have experience converting office buildings to residential buildings in New York City.

- PROPERTY MANAGEMENT. Metro Loft Management, LLC is the property manager. Established in 1996, Metro Loft Management, LLC currently manages approximately 300 multifamily units in 4 properties in the New York City market.

-  FINANCIAL INFORMATION.

                                                         MOST RECENT (1/31/02)
                                          UNDERWRITTEN    (1 MO. ANNUALIZED)
                                          ------------   ---------------------
Effective Gross Income..................   $4,269,931         $4,234,536
Total Expenses..........................   $  945,056         $  378,612
Net Operating Income (NOI)..............   $3,324,875         $3,855,924
Cash Flow (CF)..........................   $3,288,575         $3,855,924
DSCR on NOI.............................        1.25x              1.45x
DSCR on CF..............................        1.23x              1.45x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

WILLIAMSBURG OUTLET CENTER

(PHOTO OF PORTION OF PARKING LOT AND PORTION OF WILLIAMSBURG OUTLET CENTER)

-----------------------------------------------
  Property Type..............            Retail
  Term/Amortization..........    120/300 months
  Cut-off Date Balance.......       $32,288,033
  % of Initial Pool Balance..              2.9%
  Cut-off Date LTV...........             51.3%
  Maturity Date LTV..........             42.2%
  Underwriting DSCR..........             1.80x
  Mortgage Rate..............            7.690%
  Cut-off Balance per SF.....              $118
  Shadow Rating(1)...........         Baa2/BBB-
-----------------------------------------------

- THE LOAN. The Mortgage Loan (the "Williamsburg Outlet Center Loan") is secured by a first mortgage encumbering a retail shopping center in Williamsburg, Virginia. The Williamsburg Outlet Center Loan represents approximately 2.9% of the Initial Pool Balance. Originated on October 19, 2001, the Williamsburg Outlet Center Loan has a principal balance of $32,288,033 as of the Cut-off Date. The Williamsburg Outlet Center Loan was made to Williamsburg Outlets, L.L.C., a Delaware limited liability company, which is a special purpose, bankruptcy remote entity with an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Williamsburg Outlet Center Loan.

   The Williamsburg Outlet Center Loan has a remaining term of 114 months and matures on November 1, 2011. The Williamsburg Outlet Center Loan may not be prepaid prior to August 1, 2011. The Williamsburg Outlet Center Loan is subject to defeasance with United States government obligations beginning on the date that is the earlier to occur of three years following October 19, 2001, or 25 months after the Delivery Date.

- THE PROPERTY. The Mortgaged Property securing the Williamsburg Outlet Center Loan is situated on 38.32 acres and was constructed between 1988 and 1995 as a retail outlet mall with spaces totaling approximately 274,501 net rentable square feet. As of January 31, 2002, the occupancy rate for the Mortgaged Property securing the Williamsburg Outlet Center Loan was 97.7%.

   The Mortgaged Property is within a one-hour drive of both the Richmond and Norfolk metropolitan areas. Tourism is a major contributor to the local economy, with several tourist attractions nearby, including Busch Gardens and Water Country USA amusement parks, Jamestown and Yorktown historical parks, and the Colonial Williamsburg restoration area. The Mortgaged Property, which consists of more than 80 tenant spaces, has realized sales per square foot averaging approximately $400/square foot since 1998. The occupancy rate for the Mortgaged Property has been between 97%-100% since the Mortgaged Property was developed in 1988.
---------------
(1) Moody's and S&P have confirmed that the Williamsburg Outlet Center Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated Baa2/BBB- by Moody's and S&P.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

    The following table presents information relating to the major tenants at the Mortgaged Property:

                               SALES PER   % OF GROSS   NET RENTABLE     % OF NET      DATE OF LEASE   ANNUAL
TENANT                            SF        REVENUE      AREA (SF)     RENTABLE AREA    EXPIRATION     RENT/SF
------                         ---------   ----------   ------------   -------------   -------------   -------
Reebok.......................    $438         2.35%        10,000          3.64%         11/30/02      $13.00
Bass Company Store...........    $310         2.64%         8,555          3.12%         10/31/02      $17.10
Nike.........................    $618         1.69%         8,200          2.99%         08/31/05      $11.40

- ESCROWS. The loan documents provide for certain escrows of taxes and insurance and provide for replacement and tenant improvement/leasing commission reserves. See Annex B to the prospectus supplement for information regarding escrows and reserves.

- LOCK BOX ACCOUNT. Tenant payments are deposited into a mortgagee designated lock box account. The funds in this account are released to the borrower until such time as: (i) the debt service coverage ratio, as computed by the lender, is less than 1.30x, or (ii) the occurrence of an event of default pursuant to the Williamsburg Outlet Center Loan documents, at which time such funds shall be applied as described in the Williamsburg Outlet Center Loan documents.

- SPONSOR. The members of the borrower are Triple Outlet World Joint Venture and Williamsburg Finance, Inc. The borrower is controlled by Lothar Estein, who is a partner of Estein & Associates, a Florida limited partnership that syndicates investments in commercial real estate. Mr. Estein and his partners have raised over $1 billion in equity for various investments since Estein & Associates was formed in 1974. Currently he and his partners own a controlling interest in 10 designer factory outlet shopping malls in the United States containing a total of 4.75 million square feet.

- PROPERTY MANAGEMENT. The Prime Outlets at Williamsburg, L.L.C. is the property manager, which is an affiliate of Prime Retail, L.P. As of December 31, 2000, Prime Retail, L.P. managed 48 outlet centers encompassing 13,500,000 square feet of space in 25 states and Puerto Rico. The property manager is affiliated with the borrower.

-  FINANCIAL INFORMATION.

                                                                MOST RECENT
                                                                (12/31/01)
                                                 UNDERWRITTEN   (FULL YEAR)
                                                 ------------   -----------
Effective Gross Income.........................   $7,769,520    $8,143,499
Total Expenses.................................   $2,163,658    $2,161,216
Net Operating Income (NOI).....................   $5,605,862    $5,982,283
Cash Flow (CF).................................   $5,269,573    $5,927,371
DSCR on NOI....................................         1.91x         2.04x
DSCR on CF.....................................         1.80x         2.02x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

880 TROY CORPORATE CENTER

(PHOTO OF ENTRANCE TO 880 TROY CORPORATE CENTER)

-----------------------------------------------
  Property Type..............            Office
  Term/Amortization..........    120/360 months
  Cut-off Date Balance.......       $31,851,704
  % of Initial Pool Balance..              2.8%
  Cut-off Date LTV...........             73.7%
  Maturity Date LTV..........             62.8%
  Underwriting DSCR..........             1.26x
  Mortgage Rate..............            7.110%
  Cut-off Balance per SF.....              $171
-----------------------------------------------

- THE LOAN. The Mortgage Loan (the "880 Troy Corporate Center Loan") is secured by a first mortgage encumbering an office building in Troy, Michigan. The 880 Troy Corporate Center Loan represents approximately 2.8% of the Initial Pool Balance. Originated on November 30, 2001, the 880 Troy Corporate Center Loan has a principal balance of $31,851,704 as of the Cut-off Date. The 880 Troy Corporate Center Loan was made to 880 West Long Lake Associates, L.L.C., a Delaware limited liability company, which is a special purpose, bankruptcy remote entity with an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 880 Troy Corporate Center Loan.

   The 880 Troy Corporate Center Loan has a remaining term of 115 months and matures on December 1, 2011. The 880 Troy Corporate Center Loan may not be prepaid on or prior to September 1, 2011. The 880 Troy Corporate Center Loan is subject to defeasance with the United States government obligations beginning two years after the Delivery Date.

- THE PROPERTY. The Mortgaged Property securing the 880 Troy Corporate Center Loan is situated on 11.18 acres and was constructed in 1999 as a six-story office building with 186,565 net rentable square feet. As of February 12, 2002, the occupancy rate for the Mortgaged Property securing the 880 Troy Corporate Center Loan was 100.0%.

   The Mortgaged Property is situated in the northwest portion of Troy, a suburban community outside of Detroit. The population in Troy is projected to increase and average income levels are higher than those in the Detroit metropolitan statistical area. The majority of the local population is employed in a service industry, including finance, insurance and real estate. The companies that provide employment in these categories require their employees to work in office space. The only tenant, InterOne/Omnicom Group, is rated "A3" by Moody's and "A" by S&P. Omnicom Group Inc. is a listed marketing and corporate communications company with strategic holdings in over 1,500 agencies operating in approximately 100 countries. For the year ended December 31, 2001 the company posted revenues of $6.9 billion and had a market capitalization of $17.6 billion as of April 23, 2002.

   The following table presents information relating to the tenant at the Mortgaged Property:

                               % OF GROSS   NET RENTABLE     % OF NET      DATE OF LEASE    RENT
TENANT                          REVENUE      AREA (SF)     RENTABLE AREA    EXPIRATION     PER SF
------                         ----------   ------------   -------------   -------------   ------
InterOne/Omnicom Group.......    100.00%      186,565         100.00%        12/31/19      $27.01

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

- ESCROWS. The loan documents provide for certain escrows of taxes and provide for replacement reserves. See Annex B to the prospectus supplement for information regarding escrow reserves.

- EARLY TERMINATION PROVISION. The InterOne/Omnicom Group lease has an early termination provision should InterOne/Omnicom Group's business relationship with DaimlerChrysler be completely terminated. The termination provision provides that in the event InterOne/Omnicom Group no longer provides services to DaimlerChrysler, Interone has the right to terminate the lease any time on or after the 10th anniversary of the commencement date (ie. January 2010), upon six-months notice. InterOne/Omnicom Group must pay a termination fee in the amount of: (i) unamortized cost of the tenant improvement costs, (ii) any brokers fees, and (iii) the basic rent, additional expenses and additional taxes in effect for the six-month period after such termination. The termination fee will be assigned to the lender and may be used for either:
   (a) debt service payments, up to 18-months, with the balance of the funds dedicated to tenant improvement and leasing commission costs to re-tenant the vacated space, or (b) reimbursements to the borrower for tenant improvement and leasing commission costs if the borrower is not in default under the 880 Troy Corporate Center Loan. The termination fee amounts to approximately $6.4 million.

- LOCK BOX ACCOUNT. Tenant payments are deposited into a mortgagee designated lock box account. The funds in this account are swept into a collection account monthly for disbursement as described in the 880 Troy Corporate Center Loan documents. The lender has control over both the lock box and collection accounts.

- SPONSOR. The sponsor of the borrower is Michael Kojaian, a principal of the Kojaian Companies, a national operation offering a full range of real estate services. The Kojaian Companies own approximately 25 million square feet of real estate in 10 states. In addition Mr. Kojaian sits on the board of the property management company, Grubb & Ellis, and recently invested an additional $15.2 million in the company through Kojaian Ventures, positioning Kojaian with the opportunity to exercise the voting power of a majority stockholder.

- PROPERTY MANAGEMENT. Grubb & Ellis Management Services, Inc. is the property manager. Established in 1958, Grubb & Ellis Management Services, Inc. currently manages 150 million square feet of space with 18 million square feet in the local market.

-  FINANCIAL INFORMATION.

                                                        MOST RECENT (1/31/02)
                                         UNDERWRITTEN    (1 MO. ANNUALIZED)
                                         ------------   ---------------------
Effective Gross Income.................   $4,959,844         $5,044,584
Total Expenses.........................   $1,547,522         $1,688,952
Net Operating Income (NOI).............   $3,412,322         $3,355,632
Cash Flow (CF).........................   $3,253,590         $3,355,632
DSCR on NOI............................         1.32x              1.30x
DSCR on CF.............................         1.26x              1.30x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

THE PLAZA AT CITRUS PARK

(PHOTO OF ENTRANCE TO THE PLAZA AT CITRUS PARK)

-----------------------------------------------
  Property Type..............            Retail
  Term/Amortization..........    120/360 months
  Cut-off Date Balance.......       $29,896,007
  % of Initial Pool Balance..              2.7%
  Cut-off Date LTV...........             74.7%
  Maturity Date LTV..........             65.1%
  Underwriting DSCR..........             1.46x
  Mortgage Rate..............            6.760%
  Cut-off Balance per SF.....               $92
-----------------------------------------------

- THE LOAN. The Mortgage Loan (the "Plaza at Citrus Park Loan") is secured by a first mortgage encumbering a retail shopping center in Tampa, Florida. The Plaza at Citrus Park Loan represents approximately 2.7% of the Initial Pool Balance. Originated on December 20, 2001, The Plaza at Citrus Park Loan has a principal balance of $29,896,007 as of the Cut-off Date. The Plaza at Citrus Park Loan was made to KIR Tampa 003, LLC, a Delaware limited liability company, which is a special purpose, bankruptcy remote entity with an independent director. Legal counsel to borrower delivered a non-consolidation opinion in connection with the origination of the Mortgage Loan.

   The Plaza at Citrus Park Loan has a remaining term to Anticipated Repayment Date of 116 months with an Anticipated Repayment Date of January 1, 2012, and matures on January 1, 2032. The Plaza at Citrus Park Loan may not be prepaid prior to October 1, 2011. The Plaza at Citrus Park Loan is subject to defeasance with United States government obligations beginning on the date that is the earlier to occur of four years following December 20, 2001, or 25 months after the Delivery Date.

- THE PROPERTY. The Mortgaged Property securing The Plaza at Citrus Park Loan is situated on 72.80 acres and was constructed between 1999 and 2000 as a retail shopping center with both anchor and in-line spaces totaling approximately 324,846 net rentable square feet. As of January 28, 2002, the occupancy rate for the Mortgaged Property securing The Plaza at Citrus Park Loan was 97.5%.

   The borrower under the Plaza at Citrus Park Loan is an affiliate of Kimco Realty Corporation (rated "A3" by Moody's, "A-" by S&P), a REIT that is publicly traded on the New York Stock Exchange. Kimco Realty Corporation is an owner and operator of neighborhood and community shopping centers. The Mortgaged Property is situated adjacent to the Citrus Park Town Center Mall, a regional mall which contains 1.1 million square feet of retail space.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

    The following table presents information relating to the anchor and major tenants at the Mortgaged Property:

                                                                NET        % OF
                                       SALES       % OF      RENTABLE      NET       DATE OF
                                        PER       GROSS        AREA      RENTABLE     LEASE      ANNUAL
TENANT                                   SF      REVENUE       (SF)        AREA     EXPIRATION   RENT/SF
------                                 ------   ----------   ---------   --------   ----------   -------
Best Buy.............................   $759      14.83%      46,121      14.20%     01/31/16    $12.75
Jo-Ann Fabrics.......................   $112      11.59%      45,965      14.15%     01/31/16    $10.00
Bed, Bath & Beyond...................   $162      11.85%      40,852      12.58%     01/31/15    $11.50
The Sports Authority.................   $141       9.17%      38,284      11.79%     07/31/10    $ 9.50
Ross Stores..........................   $240       7.04%      30,233       9.31%     01/31/10    $ 9.24
PetsMart.............................   $133       9.05%      26,085       8.03%     01/31/15    $13.75
Staples..............................    UAV       6.66%      24,006       7.39%     10/31/10    $11.00

- ESCROWS. The loan documents provide for certain escrows of taxes and insurance and provide for replacement and tenant improvement/leasing commissions reserves. Insurance escrows are not required as long as borrower remains under the control of Kimco Income Operating Partnership, L.P. and delivers to the Master Servicer evidence of insurance payments either annually or semi-annually. See Annex B to the prospectus supplement for information regarding escrows and reserves.

- LOCK BOX ACCOUNT. The Plaza at Citrus Park Loan is structured with a lockbox that becomes effective on the earlier to occur of: (i) an event of default under the Plaza at Citrus Park Loan documents, (ii) failure of the borrower to provide the Master Servicer with a loan commitment for refinancing on or prior to October 1, 2011, (iii) the loan commitment provided pursuant to clause (ii) above terminating or becoming void prior to funding, or (iv) the Anticipated Repayment Date, at which time such funds shall be applied as described in The Plaza at Citrus Park Loan documents

- PROPERTY MANAGEMENT. Kimco Realty Corporation is the property manager. Kimco Realty Corporation currently manages a portfolio of approximately 500 retail centers encompassing 66,000,000 square feet of space in 41 states. The property manager is affiliated with the borrower.

-  FINANCIAL INFORMATION.

                                                       MOST RECENT (12/31/01)
                                        UNDERWRITTEN    (5 MOS. ANNUALIZED)
                                        ------------   ----------------------
Effective Gross Income................   $4,844,094          $4,507,083
Total Expenses........................   $1,223,014          $  789,000
Net Operating Income (NOI)............   $3,621,080          $3,718,083
Cash Flow (CF)........................   $3,422,664          $3,718,083
DSCR on NOI...........................         1.55x               1.59x
DSCR on CF............................         1.46x               1.59x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

840 TROY CORPORATE CENTER

(PHOTO OF ENTRANCE TO 840 TROY CORPORATE CENTER)

-----------------------------------------------
  Property Type..............            Office
  Term/Amortization..........    120/360 months
  Cut-off Date Balance.......       $27,941,839
  % of Initial Pool Balance..              2.5%
  Cut-off Date LTV...........             72.8%
  Maturity Date LTV..........             64.0%
  Underwriting DSCR..........             1.26x
  Mortgage Rate..............            7.110%
  Cut-off Balance per SF.....              $150
-----------------------------------------------

- THE LOAN. The Mortgage Loan (the "840 Troy Corporate Center Loan") is secured by a first mortgage encumbering an office building in Troy, Michigan. The 840 Troy Corporate Center Loan represents approximately 2.5% of the Initial Pool Balance. Originated on November 30, 2001, the 840 Troy Corporate Center Loan has a principal balance of $ 27,941,839 as of the Cut-off Date. The 840 Troy Corporate Center Loan was made to 840 West Long Lake Associates, L.L.C., a Delaware limited liability company, which is a special purpose, bankruptcy remote entity with an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 840 Troy Corporate Center Loan.

   The 840 Troy Corporate Center Loan has a remaining term of 115 months and matures on December 1, 2011. The 840 Troy Corporate Center Loan may not be prepaid on or prior to September 1, 2011. The 840 Troy Corporate Center Loan is subject to defeasance with United States government obligations beginning two years after the Delivery Date.

- THE PROPERTY. The Mortgaged Property securing the 840 Troy Corporate Center Loan is situated on 11.18 acres and was constructed in 1999 as a six-story office building with 186,565 net rentable square feet. As of February 4, 2002, the occupancy rate for the Mortgaged Property securing the 840 Troy Corporate Center Loan was 100.0%.

   The Mortgaged Property is situated in the northwest portion of Troy, a suburban community outside of Detroit. The population in Troy is projected to increase and average income levels are higher than those in the Detroit metropolitan statistical area. The majority of the local population is employed in a service industry, including finance, insurance and real estate. The companies that provide employment in these categories require their employees to work in office space. The major tenant at the Mortgaged Property securing the 840 Troy Corporate Center Loan, Omnicom Group Inc., is rated "A3" by Moody's and "A" by S&P. Omnicom Group Inc. is a listed marketing and corporate communications company with strategic holdings in over 1,500 agencies operating in approximately 100 countries. For the year ended December 31, 2001 the company posted revenues of $6.9 billion and had a market capitalization of $17.6 billion as of April 23, 2002.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

    The following table presents information relating to the major tenants at the Mortgaged Property:

                                  % OF GROSS   NET RENTABLE     % OF NET      DATE OF LEASE    RENT
TENANT                             REVENUE      AREA (SF)     RENTABLE AREA    EXPIRATION     PER SF
------                            ----------   ------------   -------------   -------------   ------
InterOne/Omnicom Group..........    55.39%       110,158          59.05%        12/31/19      $27.28
Miller Canfield.................    12.99%        24,815          13.30%        10/31/14      $23.07
Textron Fastening Systems.......     9.69%        17,606           9.44%         3/31/05      $27.69

- ESCROWS. The loan documents provide for certain escrows of taxes and provide for replacement reserves. See Annex B to the prospectus supplement for information regarding escrows and reserves.

- EARLY TERMINATION PROVISIONS. The InterOne/Omnicom Group lease has two termination provisions. The first, on January 1, 2010, the tenant has a one time option to vacate any or all of the occupied space with 12 months notice. The second, should InterOne/Omnicom Group's business relationship with DaimlerChrysler be completely terminated. The termination provision provides that in the event InterOne/ Omnicom Group no longer provides services to DaimlerChrysler Interone has the right to terminate the lease any time on or after the 10th anniversary of the commencement date (ie. January 2010), upon six-months notice. InterOne/Omnicom Group must pay a termination fee in the amount of: (i) unamortized cost of the tenant improvement costs, (ii) any brokers fees, and (iii) the basic rent, additional expenses and additional taxes in effect for the six-month period after such termination. The termination fee will be assigned to the lender and may be used for either:
   (a) debt service payments, up to 18-months, with the balance of the funds dedicated to tenant improvement and leasing commission costs to re-tenant the vacated space, or (b) reimbursements to the borrower for tenant improvement and leasing commission costs if the borrower is not in default under the 840 Troy Corporate Center Loan. The termination fee amounts to approximately $4.7 million.

- LOCK BOX ACCOUNT. Tenant payments are deposited into a mortgagee designated lock box account. The funds in this account are swept into a collection account monthly for disbursement as described in the 840 Troy Corporate Center Loan documents. The lender has control over both the lock box and collection accounts.

- SPONSOR. The sponsor of the borrower is Michael Kojaian, a principal of the Kojaian Companies, a national operation offering a full range of real estate services. The Kojaian Companies own approximately 25 million square feet of real estate in 10 states. In addition Mr. Kojaian sits on the board of the property management company, Grubb & Ellis, and recently invested an additional $15.2 million in the company through Kojaian Ventures, positioning Kojaian with the opportunity to exercise the voting power of a majority stockholder.

- PROPERTY MANAGEMENT. Grubb & Ellis Management Services, Inc. is the property manager. Established in 1958, Grubb & Ellis Management Services, Inc. currently manages 150 million square feet of space with 18 million square feet in the local market.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

-  FINANCIAL INFORMATION.

                                                               MOST RECENT
                                                                (1/31/02)
                                             UNDERWRITTEN   (1 MO. ANNUALIZED)
                                             ------------   ------------------
Effective Gross Income.....................   $4,800,829        $4,901,916
Total Expenses.............................   $1,701,713        $1,595,436
Net Operating Income (NOI).................   $3,099,116        $3,306,480
Cash Flow (CF).............................   $2,854,392        $3,306,480
DSCR on NOI................................         1.37x             1.46x
DSCR on CF.................................         1.26x             1.46x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-PB2
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

- GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the preliminary prospectus supplement. See Annex B Multifamily Schedule to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex B Capital Improvement, Replacement Reserve and Escrow Accounts to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts.

- CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Two Mortgage Loans (each, a "Cross-Collateralized Mortgage Loan") are partially cross-defaulted and partially cross-collateralized with each other so that one Crossed-Collateralized Mortgage Loan (the "Large Crossed Loan"), representing 1.4% of the Initial Pool Balance provides credit support to the other Crossed Collateralized Mortgage Loan (the "Small Crossed Loan"), representing 0.2% of the Initial Pool Balance and a default under the Small Crossed Loan will trigger a default under the Large Crossed Loan. Each of the Cross-Collateralized Mortgage Loans is evidenced by a separate Mortgage Note and secured by a separate Mortgage, which Mortgage or separate cross-collateralization agreement, which may include a subordinate mortgage as the case may be, contains provisions creating the relevant partial cross-collateralization and partial cross-default arrangements.

- GROUND LEASES. Four Mortgaged Properties, which represent approximately 2.9% of the Initial Pool Balance, are, in each such case, secured, in whole or in part, by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. Generally, either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee. One of the above mentioned four Mortgaged Properties, representing 1.1% of the Initial Pool Balance, is secured primarily by a mortgage on the borrower's fee interest in the Mortgaged Property. An unimproved portion of this Mortgaged Property (one of five entrances to the Mortgaged Property) is secured by a ground lease that was allocated no value in the underwriting process. See "Certain Legal Aspects of Mortgage Loans --
   Foreclosure -- Leasehold Considerations" in the prospectus.

- SUBORDINATE FINANCING. The Mortgage Loans generally either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to encumbering such property. Three of the Mortgage Loans, representing 2.2% of the Initial Pool Balance, permit additional unsecured debt under certain circumstances. One of the Mortgage Loans, representing 1.5% of the Initial Pool Balance, permits additional secured debt under certain circumstances. In addition, we are aware that one of the Mortgaged Properties relating to the Mortgage Loans, representing 0.6% of the Initial Pool Balance, has existing unsecured debt. One of the Mortgage Loans, representing 1.1% of the Initial Pool Balance, provides that the members of the borrower have the right to incur mezzanine debt under specified circumstances set forth in the related loan documents. See "Risk Factors -- Risks Related to the Mortgage
   Loans -- Subordinate Financing May Make Recovery Difficult in the Event of Loss" of the preliminary prospectus supplement.

                                       NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND J.P. MORGAN SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.